SUPPLEMENT

DATED OCTOBER 3, 2011 TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011, AS LAST AMENDED AUGUST 5, 2011,

FOR HARTFORD SERIES FUND, INC. (THE “SAI”)

The above referenced SAI is revised as follows:

A.               At a meeting on August 3, 2011 the Board of Directors of Hartford Series Fund, Inc. approved revisions to the sub-advisory fee schedule for Hartford MidCap Value HLS Fund effective October 1, 2011.  Accordingly, in the section “Investment Management Arrangements,” in the sub-section “Sub-Advisory/Investment Services Fees,” the table for the MidCap Value HLS Fund is replaced with the following:

MidCap Value HLS Fund

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $50 million	0.4000%
Next $100 million	0.3000%
Amount Over $150 million	0.2500%

2.          Under the heading “Portfolio Managers — Compensation of Wellington Management’s Portfolio Managers,” the Incentive Benchmark table for Capital Appreciation HLS Fund is deleted in its entirety and replaced with the following:

HLS Fund	Benchmark(s) / Peer Groups for Incentive Period

Capital Appreciation HLS Fund

Russell 3000 Value (Palmer)
Russell 3000 (Higgins, Pannell)
MSCI All Country World Index (Choumenkovitch)
Russell 1000 (Boggan, Kilbride)
Russell 1000 Growth (Marrkand)
Lipper EQ MF: Multi-Cap Core (Gross) Average

This Supplement should be retained with your SAI for future reference.